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                       CONSENT OF INDEPENDENT ACCOUNTANTS
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                                                                    Exhibit 23.1

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-56033) of Petegra Dental Group, Inc. of our report dated May 20, 1999 relating to the financial statements, which appears in the Annual Report to Shareholders, which is incorporated in this Annual Report on Form 10-K.

                                                      PricewaterhouseCoopers LLP